EX-10(a)



                                                       JOAN H. FALLON
       TEACHERS INSURANCE AND ANNUITY ASSOCIATION      MANAGING DIRECTOR
       COLLEGE RETIREMENT EQUITIES FUND                Telephone: (212) 916-4412
       730 Third Avenue                                Fax:  (212) 916 - 4527
       New York, NY 10017-3206                         jfallon@tiaa-cref.org
       www.tiaa-cref.org



February 19, 2003


The Townsend Group
1500 West Third Street
Suite 410
Cleveland, Ohio 44113

Attention:  Mr. Terrance R. Ahern

                                          Re:  Teachers Insurance and Annuity
                                               Association of America
                                               Real Estate Separate Account
                                               ERISA Independent Fiduciary

Dear Mr. Ahern:

       By letter agreement between The Townsend Group and Teachers Insurance and Annuity Association of America ("TIAA"), dated February 16, 2000, the Townsend Group was appointed as the Independent Fiduciary for the TIAA Real Estate Account. Pursuant to paragraph 9B of that letter agreement, TIAA agrees to renew Townsend's appointment for an additional period of three years beginning as of March 1, 2003. The terms and conditions of Townsend's appointment, as set forth in the letter agreement, remain in effect for the renewal period.

       Please signify your acceptance on behalf of the Townsend Group by signing below and returning a copy this letter to me.

                                                Sincerely,

                                                TEACHERS INSURANCE AND ANNUITY
                                                ASSOCIATION OF AMERICA


                                                By:  /s/ Joan Fallon
                                                   ----------------------------
                                                         Joan H. Fallon


Accepted:

THE TOWNSEND GROUP

By:   /s/ Terrance R. Ahern                               Date:  2/24/03
   ------------------------------                              ----------------
          Terrance R. Ahern